                                                                   EXHIBIT 10.36


                                FOURTH AMENDMENT
                               TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT


         FOURTH AMENDMENT, dated as of July 31, 1998 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 2, 1998, among BRUNO'S, INC., an Alabama corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "GUARANTORS"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks"), THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent") for the Banks, and THE CIT GROUP/BUSINESS CREDIT, INC. and FIRST UNION NATIONAL BANK, as Co-Agents.

                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Co-Agents are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 2, 1998, as amended by the First Amendment to Revolving Credit and Guaranty Agreement dated as of March 5, 1998, the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 25, 1998 and the Third Amendment to Revolving Credit and Guaranty Agreement dated as of April 21, 1998 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement");

         WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

                  2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

                           "Fourth Amendment" shall mean the Fourth Amendment, dated as of July 31, 1998, to this Agreement.




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




                  3. Section 6.05 of the Credit Agreement is hereby amended by deleting the cumulative EBITDA amounts set forth opposite the dates August 1, 1998, August 29, 1998 and September 26, 1998 appearing in the table therein and inserting in lieu thereof the following amounts:

                           Period Ending                                EBITDA
                           -------------                                ------
                           August 1, 1998                              3,000,000
                           August 29, 1998                             2,000,000
                           September 26, 1998                          2,000,000


                  4. Section 6.11 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (iii) appearing therein and inserting in lieu thereof a comma, and by inserting the following new clauses
(iv) and (v) at the end thereof:

         ", (iv) the sale or disposition pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of July 30, 1998, among the Borrower, FoodMax of Tennessee, Inc. and Albertson's, Inc (or pursuant to a higher and better offer) of, among other things, the 15 stores listed on Schedule I to the Fourth Amendment and (v) the closing or sale of the 20 stores listed on Schedule II to the Fourth Amendment; it being acknowledged and agreed that (x) in accordance with the definition of the term "Real Property Component," upon the closing under the Asset Purchase Agreement, the Real Property Component of the Borrowing Base shall be reduced by the aggregate amount of $6,705,478 and (y) in accordance with the definition of such term, when any of Store Nos. 16, 110, 52 or 184 listed on Schedule II to the Fourth Amendment is sold, the Real Property Component of the Borrowing Base shall be further reduced by an amount set forth opposite such Store on
         Schedule II."

                  5. This Amendment shall not become effective until the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors and Banks constituting the Required Banks, and the Agent shall have received evidence satisfactory to it of such execution, provided, however, that this Amendment shall be of no further force or effect if, on or before September 15, 1998, (i) the Borrower shall not have paid to the Agent, for the respective accounts of the Banks, an amendment fee in an aggregate amount equal to $218,750 and (ii) the Bankruptcy Court shall not have entered an order (in form and substance satisfactory to the Agent) approving the terms hereof, including, without limitation, the payment of the amendment fee referred to in clause (i) above.

                  6. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.




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                  7. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  8. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  9. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.



                                    BORROWER:

                                    BRUNO'S, INC.
                                    By:  /s/ John Stakel
                                         ---------------
                                    Title: Vice President and Treasurer

                                    GUARANTORS:

                                    PWS HOLDING CORPORATION

                                    By:  /s/ Walter M. Grant
                                         -------------------
                                    Title: Senior Vice President

                                    FOOD MAX OF MISSISSIPPI, INC.

                                    By:  /s/ Walter M. Grant
                                         -------------------
                                    Title: Senior Vice President




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

                                    A.F. STORES, INC.

                                    By:  /s/ Walter M. Grant
                                         -------------------
                                    Title: Senior Vice President

                                    BR AIR, INC.

                                    By:  /s/ Walter M. Grant
                                         -------------------
                                    Title: Senior Vice President

                                    FOOD MAX OF GEORGIA, INC.

                                    By:  /s/ Walter M. Grant
                                         -------------------
                                    Title: Senior Vice President

                                    FOOD MAX OF TENNESSEE, INC.

                                    By:  /s/ Walter M. Grant
                                         -------------------
                                    Title: Senior Vice President

                                    FOODMAX, INC.

                                    By: /s/ Walter M. Grant
                                        -------------------
                                    Title: Senior Vice President

                                    LAKESHORE FOODS, INC.

                                    By:  /s/ Walter Grant
                                         ----------------
                                    Title: Secretary

                                    BRUNO'S FOOD STORES, INC.

                                    By: /s/ Walter M. Grant
                                        -------------------
                                    Title: Senior Vice President

                                    GEORGIA SALES COMPANY

                                    By: /s/ Walter M. Grant
                                        -------------------
                                    Title: Senior Vice President

                                    SSS ENTERPRISES, INC.

                                    By: /s/ Walter M. Grant
                                        -------------------
                                    Title: Senior Vice President



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

                                    AGENT:

                                    THE CHASE MANHATTAN BANK,
                                      Individually and as Agent

                                    By: /s/ Norma C. Corio
                                        ------------------
                                    Title: Managing Director

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                      Individually and as Co-Agent

                                    By:    /s/ Edward Hirshfield
                                           ---------------------
                                    Title: Assistant Secretary

                                    FIRST UNION NATIONAL BANK,
                                      Individually and as Co-Agent

                                    By:    /s/ Lisa Stern
                                           --------------
                                    Title: Senior Vice President

                                    FOOTHILL CAPITAL CORPORATION

                                    By:    /s/ Victor Barwig
                                           -----------------
                                    Title: Vice President

                                    BNY FINANCIAL CORPORATION

                                    By:    /s/ Anthony Viola
                                           -----------------
                                    Title: Vice President

                                    THE TRAVELERS INSURANCE COMPANY

                                    By:    /s/ A. W. Carnduff
                                           ------------------
                                    Title: Second Vice President

                                    BHF-BANK AKTIENGESELLSCHAFT

                                    By:    /s/ John Sykes
                                           --------------
                                    Title: Vice President

                                    By:    /s/ Thomas J. Scifo
                                           -------------------
                                    Title: Assistant Vice President




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

                                    BANKAMERICA BUSINESS CREDIT, INC.

                                    By:    /s/ Ira A. Mermelstein
                                           ----------------------
                                    Title: Vice President
                                                     :
                                    CREDIT AGRICOLE INDOSUEZ

                                    By:   /s/ Dean Balice
                                          ---------------
                                    Title: Senior Vice President /
                                           Branch Manager

                                    By:    /s/ David Bouhl
                                           ---------------
                                    Title: FVP / Head of Corporate
                                           Banking, Chicago

                                    IBJ SCHRODER BUSINESS CREDIT CORPORATION

                                    By:
                                           --------------------
                                    Title:

                                    LASALLE BUSINESS CREDIT, INC.

                                    By:
                                           --------------------
                                    Title:

                                    AT&T COMMERCIAL FINANCE CORPORATION

                                    By:    /s/ Paul Seidenwar
                                           ------------------
                                    Title: Assistant Vice President

                                    DIME COMMERCIAL CORP.

                                    By:    /s/ Robert V. Love
                                           ------------------
                                    Title: Vice President

                                    COOPERATIVE CENTRALE RAIFFEISAN BORRENLEEN
                                    BANK
                                    RABOBANK NEDERLAND, NEW YORK BRANCH

                                    By:    /s/ W. Jeffrey Vollack
                                           ----------------------
                                    Title: Senior Vice President

                                    By:    /s/ Alistair B. Turnbull
                                           ------------------------
                                    Title: Vice President



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                                                                   SCHEDULE I TO
                                                                FOURTH AMENDMENT


                            STORES BEING TRANSFERRED
                                 BY BORROWER TO
                          ALBERTSON'S, INC. PURSUANT TO
                            ASSET PURCHASE AGREEMENT
                            DATED AS OF JULY 30, 1998


                 STORE                              LOCATION
                 NASHVILLE MARKET

                 #180 FOODMAX                       NASHVILLE                 TN
                 #181 FOODMAX                       HERITAGE                  TN
                 #182 FOODMAX                       NASHVILLE                 TN
                 #183 FOODMAX                       MADISON                   TN
                 #185 FOODMAX SUPER CENTER          COLUMBIA                  TN
                 #186 FOODMAX SUPER CENTER          HENDERSONVILLE            TN
                 #227 FOODMAX                       MURFREESBORO              TN
                 #232 BRUNO'S SUPER CENTER          NASHVILLE                 TN
                 #238 BRUNO'S SUPER CENTER          BRENTWOOD                 TN
                 #242 BRUNO'S                       FRANKLIN                  TN
                 #249 [NOT YET OPENED]              NASHVILLE                 TN

                 CHATTANOOGA MARKET

                 # 46 FOODMAX                       CHATTANOOGA               TN
                 #212 FOODMAX                       FT. OGLETHORPE            GA
                 #216 FOODMAX                       CHATTANOOGA               TN
                 #224 FOODMAX                       CHATTANOOGA               TN





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                                                                  SCHEDULE II TO
                                                                FOURTH AMENDMENT


                           STORES TO BE CLOSED OR SOLD



                                                             REAL PROPERTY
                                                             COMPONENT
STORE                               LOCATION                 REDUCTION
# 16 FOOD WORLD                     BESSEMER         AL       $1,144,956
# 17 FOOD WORLD                     MOBILE           AL
# 22 FOOD FAIR                      BIRMINGHAM       AL
# 31 FOOD FAIR                      JASPER           AL
# 32 FOOD WORLD                     HUNTSVILLE       AL
# 85 FOOD WORLD                     HUNTSVILLE       AL
# 65 FOOD WORLD                     MADISON          AL
#110 FOODMAX                        VALLEY           AL       $1,316,294
#199 FOOD FAIR                      PRICHARD         AL
#118 FOOD WORLD                     FORT PAYNE       AL
# 52 FOOD WORLD                     CRESTVIEW        FL       $1,263,400
#150 FOOD WORLD                     GULF BREEZE      FL
#184 BRUNO'S FOOD & PHARMACY        TALLAHASSEE      FL       $2,243,854
#187 BRUNO'S FOOD & PHARMACY        TALLAHASSEE      FL
#235 BRUNO'S FOOD & PHARMACY        TALLAHASSEE      FL
#155 FOOD WORLD                     PASCAGOULA       MS
#217 FOOD WORLD                     BATESVILLE       MS
#218 PIC A FLICK                    BATESVILLE       MS
#230 FOODMAX                        GRIFFIN          GA
#738 FOODMAX                        CORDELE          GA




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